                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry
F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                         /S/ SUMMERFIELD K. JOHNSTON, JR.
                                        --------------------------------------
                                        Summerfield K. Johnston, Jr., Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                          /S/ HOWARD G. BUFFETT
                                         -------------------------------------
                                         Howard G. Buffett, Director
                                         Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JAMES E. CHESTNUT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                          /S/ JAMES E. CHESTNUT
                                         -------------------------------------
                                         James E. Chestnut, Director
                                         Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                         /S/ JOHN L. CLENDENIN
                                        -------------------------------------
                                        John L. Clendenin, Director
                                        Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                          /S/ JOHNNETTA B. COLE
                                         -------------------------------------
                                         Johnnetta B. Cole, Director
                                         Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                          /S/ J. TREVOR EYTON
                                         -------------------------------------
                                         J. Trevor Eyton, Director
                                         Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                            /S/ JOSEPH R. GLADDEN, JR.
                                           -----------------------------------
                                           Joseph R. Gladden, Jr., Director
                                           Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                            /S/ L. PHILLIP HUMANN
                                           ----------------------------------
                                           L. Phillip Humann, Director
                                           Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                              /S/ JOHN E. JACOB
                                             --------------------------------
                                             John E. Jacob, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                              /S/ ROBERT A. KELLER
                                             ----------------------------------
                                             Robert A. Keller, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, John R. Alm, President and Chief Operating Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.


                                            /S/ JEAN-CLAUDE KILLY
                                           ----------------------------------
                                           Jean-Claude Killy, Director
                                           Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN R. ALM, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Lowry F. Kline, Vice Chairman and Chief Executive Officer of the Company, and John R. Parker, Jr., Senior Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing with the Securities and Exchange Commission a registration statement with respect to a secondary offering of securities of the Company that will be issued in connection with the acquisition by the Company of Herbco Enterprises, Inc. and Hondo Incorporated.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2001.

                                               /s/ John R. Alm
                                               -------------------------------
                                               John R. Alm, Director
                                               Coca-Cola Enterprises Inc.